Thrivent Series Fund, Inc.

Supplement to Prospectus and

Thrivent Partner Growth Stock Portfolio Summary Prospectus

each dated April 30, 2020

Contractholders of Thrivent Partner Growth Stock Portfolio (the “Target Portfolio”) recently approved the merger of the Target Portfolio into Thrivent Large Cap Growth Portfolio (the “Acquiring Portfolio”). The merger will occur on or about August 31, 2020. In connection with the merger, each investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio and the Target Portfolio will dissolve. Following the closing of the merger, all references to the Target Portfolio will be deleted from the prospectus.

The date of this Supplement is August 24, 2020.

Please include this Supplement with your Prospectus or Summary Prospectus.

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